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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) March 17, 2009
                                                          --------------

                     NAUGATUCK VALLEY FINANCIAL CORPORATION
                     --------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

         United States                   0-50876             65-1233977
         -------------                   -------             ----------
(State or other jurisdiction of        (Commission          (IRS Employer
 incorporation or organization)        File Number)         Identification No.)


333 Church Street, Naugatuck, Connecticut                        06770
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(Address of principal executive offices)                       (Zip Code)

                                 (203) 720-5000
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.04    TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT
             -------------------------------------------------------------------
             PLANS.
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         This Form 8-K is being filed to comply with the SEC requirement that notice of a covered blackout period under the Naugatuck Valley Savings and Loan Employee Savings Plan be given to our directors and executive officers and also be furnished to the SEC under cover of Form 8-K. The notice being sent to those persons on April 3, 2009 is being filed as Exhibit 99.1 to this Form 8-K and is incorporated by reference into this Item. Naugatuck Valley Financial Corporation received the notice required by Section 101(i)(2)(E) of the Employment
Retirement Income Security Act of 1974 on March 17, 2009.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.
             ---------------------------------

       (d)   Exhibits

             Number           Description
             ------           -----------

             99.1 Notice sent to directors and executive officers of Naugatuck Valley Financial Corporation




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    NAUGATUCK VALLEY FINANCIAL
                                    CORPORATION




Date: April 3, 2009                 By: /s/ John C. Roman
                                        ----------------------------------------
                                        John C. Roman
                                        President and Chief Executive Officer